EXHIBIT 99.1

AMENDMENT NO. 2
TO NOTE AND EQUITY PURCHASE AGREEMENT

among

IGI, INC.
IGEN, INC.
IMMUNOGENETICS, INC.
BLOOD CELLS, INC.

and

ACS FUNDING TRUST I
and
AMERICAN CAPITAL STRATEGIES, LTD.

Date of Amendment No. 2: June 26, 2000
Date of Amendment No. 1: March 30, 2000
Original Date: October 29, 1999

AMENDMENT NO. 2
TO NOTE AND EQUITY PURCHASE AGREEMENT

      THIS AMENDMENT NO. 2 TO NOTE AND EQUITY PURCHASE AGREEMENT (this "Amendment"), entered into as of June 26, 2000, is by and among IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("Igen"), IMMUNOGENETICS, INC., a Delaware corporation ("ImmunoGenetics"), and BLOOD CELLS, INC., a Delaware corporation ("Blood Cells") (IGI, Igen, ImmunoGenetics and Blood Cells are collectively referred to herein as the "Loan Parties"), and AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation ("ACAS"), and ACS FUNDING TRUST I, a Delaware business trust (the "Trust" and with ACAS, the "Purchaser").

RECITALS

A.    The Loan Parties and ACAS entered into a Note and Equity Purchase Agreement, dated as of October 29, 1999, as amended by a certain Amendment No. 1 to Note and Equity Purchase Agreement dated as of March 30, 2000 (as amended, the "Agreement"), pursuant to which ACAS purchased (i) from the Loan Parties certain Series A and Series B Senior Subordinated Notes Due September 30, 2006 and (ii) a warrant for the purchase of 1,907,543 shares (as adjusted from time to time in accordance with the terms thereof) of the Common Stock of IGI. As of October 29, 1999, ACAS sold or contributed the Notes to the Trust.

B.    The Loan Parties have proposed selling to ACAS, and ACAS has agreed to purchase from the Loan Parties, their Series C Senior Subordinated Notes Due September 30, 2000, in the aggregate principal amount of $500,000 (the "Additional Notes").

C.    Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term as set forth in the Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

ARTICLE I
THE AMENDMENT

      1.1  Amendment to the Heading.  The heading of the Agreement is hereby amended by adding the following at the end thereof.

"$500, 000 Aggregate Principal Amount of Series C Senior Subordinated Notes due September 30, 2000 of the Loan Parties."

      1.2  Amendment to Section 2.1.  Section 2.1 of the Agreement, is hereby amended and restated in its entirety as follows:

"Authorization and Issuance of the Notes. The Loan Parties have duly authorized the issuance and sale to Purchaser of (i) $6,650,000 in aggregate principal amount of the Loan Parties' Series A Senior Subordinated Notes Due September 30, 2006 (including any Series A Notes issued in substitution therefor pursuant to Sections 6.3 and 6.4 hereof, any Series A Notes issued in payment of any Capitalized Interest pursuant to Section 3.1, and any Series A Notes issued in exchange for Put Shares pursuant to Section 9.4 or Section 9.5, the "Series A Notes"), to be substantially in the form of the Series A Note attached hereto as Exhibit A, and (ii) $350,000 in aggregate principal amount of the Loan Parties' Series B Subordinated Notes Due September 30, 2006 (including any Series B Notes issued in substitution therefor pursuant to Sections 6.3 and 6.4 hereof, any Series B Notes issued in payment of any Capitalized Interest pursuant to Section 3.1, and any Series B Notes issued in exchange for Put Shares pursuant to Section 9.4 or Section 9.5, the "Georgia Notes"), to be substantially in the form of the Georgia Note attached hereto as Exhibit A-1, and (iii) $500,000 in aggregate principal amount of the Loan parties' Series C Subordinated Notes Due September 30, 2000 (including any Series C Notes issued in substitution therefor pursuant to Section 6.3 and 6.4 hereof, and any Series C Notes issued in payment of any capitalized Interest pursuant to Section 3.1, the "Series C Notes"), to be substantially in the form of the Series C Note attached hereto as Exhibit A-2 (the Series A Notes, the Georgia Notes and the Series C Notes are collectively referred to herein as the "Notes")."

      1.3  Amendment to Section 3.1.  Interest Rates and Interest Payments.  Section 3.1 of the Agreement is hereby modified and amended by deleting it in its entirety and inserting in its place the following:

"Interest Rates and Interest Payment.  The Notes will bear interest on the outstanding principal amount thereof at a fixed rate of fourteen and one-half precent (14.5%) per annum, 12.5% of which shall be payable in cash by the Loan Parties and 2.0% of which shall be capitalized on the Interest Payment Date and added to the principal of the Notes (such capitalized interest being hereinafter referred to as "Capitalized Interest"). The Loan Parties shall make payments of interest due hereunder for the following periods on the following dates (each such date being an "Interest Payment Date"):

Period	Date
April 1, 2000 to July 31, 2000	July 31, 2000
August 1, 2000 to October 31, 2000	October 31, 2000
Thereafter	At the end of each three month period ending on January 31, April 30, July 31 and October 31

On the Interest Payment Date occurring in October of each year, the Loan Parties shall issue to each of the holders of a Note a additional Note substantially in the form attached hereto as Exhibit A in the amount of the Capitalized Interest accrued in respect of such Note; provided that the Loan Parties may, on such Interest Payment Date, at their election, in lieu of issuing such note, pay such Capitalized Interest in cash or deliver shares of Common Stock having an aggregate Market Price equal to such Capitalized Interest; and provided further that all unpaid Capitalized Interest payable upon the maturity of the Notes, together with all interest accrued thereon, shall be paid in cash by the Loan Parties. Notwithstanding the foregoing, (A) during the period from April 1, 2000 until the earlier of (i) March 31, 2001 and (ii) the maturity of the Notes (whether as a result of the acceleration thereof pursuant to Section 8.2 hereof or otherwise), the Notes will bear interest on the outstanding principal amount thereof at a fixed rate of fourteen and three-fourths percent (14.75%) per annum, 12.5% of which shall be payable in cash by the Loan Parties and 2.25% of which shall constitute Capitalized Interest and (B) on the July 31, 2000 Interest Payment Date, in lieu of the payment of interest in cash, the Loan Parties may issue additional Series C Notes substantially in the form attached hereto in the form of Exhibit A-2 in the amount of such cash payment. Interest on the Notes will be computed on the basis of a year of 360 days composed of twelve 30-day months, and the actual number of days elapsed.

      1.4  Amendment to Section 3.2.  Repayment of the Notes.  Section 3.2 of the Agreement is hereby modified and amended by deleting it in its entirety and inserting in its place the following:

"Repayment of the Notes.  The Loan Parties jointly and severally covenant and agree to repay the unpaid principal balance of the Notes in full, together with all accrued and unpaid interest (including, without limitation, Capitalized Interest and interest accrued thereon), fees and other amounts due thereunder, on September 30, 2006, except that the Series C Notes, including all accrued and unpaid interest thereon, shall be due and payable on September 30, 2000.

      1.5  Amendment to Section 3.3.  Section 3.3 of the Agreement is hereby modified by adding the following sentence at the end thereof:

"Notwithstanding anything to the contrary in this Section 3.3, the Series C Notes may be prepaid at any time (and without the notice required by Section 3.4) without the payment of any prepayment fee."

      1.6  Amendment to Section 3.5.  Section 3.5 of the Agreement is hereby modified by adding the following paragraph (c) following paragraph (b) thereof:

      (c)  The Series C Notes (including any Series C Notes issued pursuant to Section 2.1) shall be prepaid in full, together with all interest accrued thereon, but without any prepayment premium computed in accordance with Section 3.3, upon and simultaneously with the consummation of the sale of substantially all of the assets of IGI's Vineland Laboratories Division.

      1.7  Amendment to Annex A.  Annex A of the Agreement is hereby modified and amended by replacing it with the Annex A attached hereto.

      1.8  New Exhibit A-2.  The Agreement shall be amended by adding a new Exhibit A-2 in the form of Exhibit A-2 hereto.

ARTICLE 2
THE CLOSING

      2.1  The Closing.  The delivery of and payment for the Additional Notes (the "Closing") shall be made at such place or on such date, on or before June 22, 2000, as may be mutually agreeable to the Company and ACAS. The date and time of the Closing as finally determined pursuant to this Section 2.1 are referred to herein as the "Closing Date." Delivery of the Additional Notes shall be made to ACAS against payment of the purchase price therefor in federal funds by check or draft payable to or upon the order of the Company, or by wire transfer of immediately available funds in the manner agreed to by the Company and ACAS.

ARTICLE 3
CONDITIONS

      3.1  Purchase of Notes.  The obligation of ACAS to purchase and pay for the Additional Notes is subject to the satisfaction of the following conditions precedent, prior to or as of the Closing Date:

      (a)  all representations, warranties, covenants and agreements of the Company contained in the Agreement shall be true and correct in all material respects at and as of the Closing Date as though then made, except to the extent of the changes caused by the transactions expressly contemplated therein or herein and except for non-compliance on or prior to the date hereof with the covenants set forth in Section 7.3 of the Agreement;

      (b)  the Company will have delivered or caused to be delivered to Purchaser all such documents in form and substance satisfactory to Purchaser relating to the transactions contemplated by the Agreement or this Amendment as Purchaser or its counsel may reasonably request;

      (c)  the Loan Parties shall have entered into an amendment to the Senior Credit Agreement in form and substance satisfactory to Purchaser providing for the borrowing by the Loan Parties of an additional $500,000; and

      (d)  the Company, Purchaser and Fleet Capital Corporation shall have entered into an amendment to that Subordination Agreement dated as of October 30, 1999, in form and substance satisfactory to Purchaser, consenting to the transactions contemplated hereby.

      Any condition specified in this Section 3.1 may be waived by the Purchasers; provided, however, that no such waiver will be effective against the Purchasers unless it is set forth in a writing executed by the Purchasers.

ARTICLE 4
REFERENCE TO AND EFFECT ON THE AGREEMENT

      4.1  References.  On and after the date hereof, (i) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) each reference to the Agreement in all other Purchase Documents shall mean and be a reference to the Agreement, as amended hereby.

      4.2  Effects.  Except as specifically amended above, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

      4.3  Limited Waiver.

      (a)  Effective upon the purchase of the Additional Notes, Purchaser shall be deemed to have waived compliance by the Loan Parties with the covenant set forth in Section 7.3(a) of the Agreement for the April 30, 2000, May 31, 2000, June 30, 2000, July 31, 2000, and August 31, 2000, Measurement Dates and the covenants set forth in Sections 7.3(b) and (c) of the Agreement for the June 30, 2000, Measurement Date.

      (b)  Except as set forth in the preceding Section 4.3(a), the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers, or constitute a waiver of, or consent to and departure from, any provisions of the Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith. Without limiting the foregoing, nothing herein shall constitute a waiver of any existing Defaults or Events of Defaults under the Agreement.

ARTICLE 5
MISCELLANEOUS

      5.1  Survival.  All representations, warranties, covenants and agreements of the Company contained in the Agreement or made in writing in connection therewith and herewith shall survive the execution and delivery of this Amendment and the purchase of the Additional Notes and shall continue in full force and effect so long as any Note is outstanding and until payment in full of all of the Company's obligations hereunder or thereunder.

      5.2  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      5.3  Severability.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

      5.4  Headings.  Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      5.5  Counterparts.  This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

      5.6  Integration.  This Amendment, the Agreement and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

SIGNATURE PAGES TO

AMENDMENT NO. 2 TO THE
NOTE AND EQUITY PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
IGI, INC. By:________________________ Name: Title:
IGEN, INC. By:________________________ Name: Title:
IMMUNOGENETICS, INC. By:________________________ Name: Title:
BLOOD CELLS, INC. By:________________________ Name: Title:
AMERICAN CAPITAL STRATEGIES, LTD. By:________________________ Name: Title:
ACS FUNDING TRUST I By:________________________ Name: Title:

Exhibit A-2

SCHEDULE 1

INFORMATION RELATING TO PURCHASER
Name and Address of Purchaser	Principal Amount of Notes Purchased
AMERICAN CAPITAL STRATEGIES, LTD. 2 Bethesda Metro Center 14 th Floor Bethesda, MD 20814	Series A Notes $6,650,000 Series B Notes $350,000 Series C Notes $500,000

ACAS has assigned all Notes to:

ACS FUNDING TRUST I
c/o American Capital Strategies, Ltd.,
as Servicer
2 Bethesda Metro Center, 14th Floor
Bethesda, MD 20814

(1)    All Payments:

        If by wire:

            Account Name: ACS Funding
            Trust I
            Account # 8601046967
            Bank: LaSalle National Bank, Chicago
            ABA#: 071000505

        If by mail:

            ACS Funding Trust I
            135 South LaSalle Street, Dept 4522
            Chicago, Illinois 60674-4522

        If by overnight parcel service
          (e.g., FedEx, UPS, etc):

            ACS Funding Trust I
            200 West Monroe Street, Suite 200
            Chicago, Illinois 60606
            Attn: ACS Funding Trust I, Dept 4522

                with sufficient information
                to identify the source and
                application of such funds.

(2)    All notices of payments and
          written confirmations of such wire transfer:

            American Capital Strategies, Ltd., as Servicer
            2 Bethesda Metro Center, 14th Floor
            Bethesda, Maryland 20814
            Attn: Comptroller
            Telecopier: (301) 654-6714

(3)    All other communications:

            American Capital Strategies, Ltd., as Servicer
            2 Bethesda Metro Center, 14th Floor
            Bethesda, Maryland 20814
            Attn: Compliance Officer
            Telecopier: (303) 654-6714

Exhibit A-2

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORINATION AGREEMENT") DATED AS OF OCTOBER __, 1999, AND AS AMENDED TO DATE, AMONG FLEET CAPITAL CORPORATION, AMERICAN CAPITAL STRATEGIES, LTD., ACS FUNDING TRUST I, IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC. UNDER AND PURSUANT TO THE LOAN AND SECURITY AGREEMENT DATED AS OF OCTOBER __, 1999, AND EACH RELATED "LOAN DOCUMENT" (AS DEFINED THEREIN), AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

IGI, INC., IGEN INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC.
SERIES C SENIOR SUBORDINATED NOTE DUE SEPTEMBER 30, 2000
No. SSNC-1	June __, 2000
$500,000

      FOR VALUE RECEIVED, the undersigned IGI, INC., a Delaware corporation, ("IGI"), IGEN, INC., a Delaware corporation ("Igen"), IMMUNOGENETICS, INC., a Delaware corporation, ("ImmunoGenetics"), and BLOOD CELLS, INC., a Delaware corporation ("Blood Cells") (IGI, Igen, ImmunoGenetics and Blood Cells are referred to herein as the "Loan Parties"), hereby promise to pay to AMERICAN CAPITAL STRATEGIES, LTD., or registered assigns (the "Holder"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), with interest thereon, on the terms and conditions set forth in the Purchase Agreement (as defined herein).

      Payments of principal of, interest on and any premium with respect to this Note are to be made in lawful money of the United States of America by check mailed and addressed to the registered Holder hereof at the address shown in the register maintained by the Loan Parties for such purpose, or, at the option of the Holder, in such manner and at such other place in the United States of America as the Holder hereof shall have designated to the Loan Parties in writing.

      Notwithstanding any provision to the contrary in this Note, the Purchase Agreement or any other agreement, the Loan Parties shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

      This Note is one of a series of Series C Senior Subordinated Notes Due September 30, 2006 (herein called the "Notes"), issued pursuant to the Note and Equity Purchase Agreement, dated as of October 30, 2000 (as from time to time amended, the "Purchase Agreement"), between the Loan Parties and American Capital Strategies, Ltd., a corporation organized and existing under the laws of the State of Delaware, and ACS Funding Trust I, a Delaware business trust, and is entitled to the benefits thereof. All terms used herein shall have the meanings ascribed to them in the Purchase Agreement. Each Holder of this Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article 6 of the Purchase Agreement.

      The Notes are issuable as registered notes. This Note is transferable only by surrender hereof at the principal office of the Loan Parties at Wheat Road and Lincoln Avenue, Buena (Atlantic County), New Jersey, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder of this Note, or by other means permitted under the Purchase Agreement.

      This Note is also subject to optional prepayment, in whole or in part at the times and on the terms specified in the the Purchase Agreement, but not otherwise.

      If an Event of Default as defined in the Purchase Agreement occurs and is continuing, the unpaid principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Purchase Agreement.

       Payments of principal, interest on and any premium with respect to this Note are secured pursuant to the terms of the Security Documents.

       This Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.
IGI, INC. By /s/ Paul Woitach Name: Title:
IGEN, INC. By /s/ Paul Woitach Name: Title:
IMMUNOGENETICS, INC. By /s/ Paul Woitach Name: Title:
BLOOD CELLS, INC., By /s/ Paul Woitach Name: Title: